UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

Kiromic BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin Street, Suite 140 Houston, TX	77054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 968-4888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Appointment of Chief Executive Officer, Pietro Bersani

On May 10, 2022, the board of directors (the “Board”) of Kiromic BioPharma, Inc. (the “Company”) appointed Pietro Bersani to the role of Chief Executive Officer, effective immediately. Mr. Bersani has served as the Company’s Interim Chief Executive Officer since January 27, 2022.

In connection with Mr. Bersani’s appointment as the Company’s Chief Executive Officer, the Company entered into an amendment, dated May 10, 2022 (the “Bersani Amendment”), to that certain Executive Employment Agreement, dated January 27, 2022 between the Company and Mr. Bersani (the “Bersani Employment Agreement”). The Bersani Amendment amends the Bersani Employment Agreement to reflect that (a) Mr. Bersani will serve as the Chief Executive Officer of the Company, and (b) Mr. Bersani is entitled to receive twelve (12) months of severance in the event that the Bersani Employment Agreement is terminated by Mr. Bersani for Good Reason (as defined in the Bersani Employment Agreement) or by the Company for any reason.

The foregoing descriptions of the Bersani Employment Agreement and Bersani Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Bersani Employment Agreement and the Bersani Amendment, respectively, which are each incorporated herein by reference. A copy of the Bersani Employment Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on February 2, 2022, and a copy of the Bersani Amendment is filed with this report as Exhibit 10.1.

Mr. Bersani (age 54), has served as a member of the Board since June 2020 and as the Company’s Interim Chief Executive Officer since January 27, 2022. From April 2020 to January 2022, Mr. Bersani was a Partner with B2B CFO Partners, LLC, which provides strategic management advisory services to owners of privately held companies. From November 2019 to March 2020, he served as the President, and Chief Executive Officer of K.P. Diamond Eagle, Inc., a consulting firm specialized in development of innovative commercial and private aviation business models. He served as a Senior Director within Alvarez & Marsal’s Private Equity Performance Improvement Practice, LLP between August 2018 and October 2019. From October 2016 to July 2018, he served as President and Chief Executive Officer of K.P. Diamond Eagle, Inc. Prior to those professional experiences, Mr. Bersani served as the Chief Financial Officer of Fuel Systems Solutions, Inc. between April 2011 and October 2016.  Mr. Bersani is a Certified Public Accountant and is also a Certified Public Auditor and a Chartered Certified Accountant in Italy where he developed a significant knowledge of US GAAP and IFRS. Mr. Bersani earned a BA and MA in Business Economics from L. Bocconi University, Italy.

There are no family relationships between Mr. Bersani and any director or executive officer of the Company, and other than the Bersani Amendment and Bersani Employment Agreement, Mr. Bersani is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  There are no arrangements or understandings between Mr. Bersani and any other persons pursuant to which Mr. Bersani was appointed as the Company’s Chief Executive Officer.

Appointment of Chief Financial Officer, Daniel Clark

On May 10, 2022, the Board appointed Daniel Clark to the role of Chief Financial Officer, effective immediately. Mr. Clark has served as the Company’s Interim Chief Financial Officer since September 30, 2021.

In connection with Mr. Clark’s appointment as the Company’s Chief Financial Officer, the Company entered into an amendment, dated May 10, 2022 (the “Clark Amendment”), to that certain Executive Employment Agreement, dated February 14, 2022 between the Company and Mr. Clark (the “Clark Employment Agreement”). The Clark Amendment amends the Clark Employment Agreement to reflect that (a) Mr. Clark will serve as the Chief Financial Officer of the Company, and (b) Mr. Clark’s Base Salary (as defined in the Clark Employment Agreement) has been increased to $300,000.

The foregoing descriptions of the Clark Employment Agreement and Clark Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Clark Employment Agreement and the Clark Amendment, respectively, which are each incorporated herein by reference. A copy of the Clark Employment Agreement is attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed by the Company with the SEC on February 16, 2022, and a copy of the Clark Amendment is filed with this report as Exhibit 10.2.

Mr. Clark (age 33) has served as the Company’s Interim Chief Financial Officer since September 30, 2021. Mr. Clark joined the Company in February 2020 and served as the Company’s Corporate Controller until September 2021, when he was promoted to Vice President - Finance Operations prior to his appointment as Interim Chief Financial Officer. Before joining the Company, Mr. Clark was a Manager with The Siegfried Group, a national accounting services firm, from June 2018 to February 2020. Prior to his employment with The Siegfried Group, Mr. Clark served as Senior Consultant - Office of the CFO Solutions for FTI Consulting, a global financial consulting firm, from January 2017 to May 2018.  Prior to that, Mr. Clark was Senior Associate - Audit at KPMG US, a member of Big Four global accounting firm KPMG, from August 2011 to June 2015.  Mr. Clark holds a Master of Business Administration from Texas A&M University, Mays School of Business, and a Bachelor of Science in Business Administration with a major in Accounting from the University of Richmond, Robins School of Business. Mr. Clark is a licensed Certified Public Accountant in the State of Texas.

There are no family relationships between Mr. Clark and any director or executive officer of the Company, and other than the Clark Amendment and Clark Employment Agreement, Mr. Clark is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  There are no arrangements or understandings between Mr. Clark and any other persons pursuant to which Mr. Clark was appointed as the Company’s Chief Financial Officer.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit Number	Description
10.1	First Amendment to Executive Employment Agreement effective as of May 10, 2022, by and between Kiromic BioPharma, Inc. and Pietro Bersani
10.2	First Amendment to Executive Employment Agreement effective as of May 10, 2022, by and between Kiromic BioPharma, Inc. and Daniel Clark
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2022	KIROMIC BIOPHARMA, INC.

	By:	/s/ Daniel Clark
Name: Daniel Clark Title: Chief Financial Officer